UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2006

Longview Fibre Company

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(Exact name of registrant as specified in its charter)

Washington	001-10061	91-0298760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Fibre Way, Longview, Washington 98632

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(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (360) 425-1550

Not applicable.

_____________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 31, 2006, Longview Fibre Company announced that it had received the required consents in connection with its consent solicitation and cash tender offer for its 10% senior subordinated notes due 2009. The tender offer and consent solicitation was commenced on May 15, 2006.

The press release announcing the receipt of the required consents is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number	Description

99.1	Press release issued by Longview Fibre Company on May 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGVIEW FIBRE COMPANY
(Registrant)

Date: May 31, 2006	By: /s/ Lisa J. McLaughlin

Lisa J. McLaughlin

Senior Vice President – Finance,

Secretary and Treasurer

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press release issued by Longview Fibre Company on May 31, 2006